                                                                 EXHIBIT 10(g)
                            THIRD AMENDMENT TO THE
                             EMERSON ELECTRIC CO.
                          1993 INCENTIVE SHARES PLAN


         1. Purpose. The 1993 Incentive Shares Plan (the "Plan") of Emerson Electric Co. (the "Company"), is a part of a continuing program of key executive compensation authorized by the Board of Directors of the Company ("Board") on April 5, 1977. On that date the Board approved an initial performance shares plan which anticipated that it would be supplemented by a further similar plan or plans, and subsequently it was supplemented by the Company's 1981 Performance Shares Bonus Plan, the 1985 Performance Shares Bonus Plan, and the Incentive Shares Plan adopted in 1988. This Plan, a continuation of the initial plan, the 1981 Plan, the 1985 Plan, and the 1988 Incentive Shares Plan has, as its purpose, to benefit the Company by increasing motivation on the part of its management personnel in senior executive positions who are materially important to the development of the Company's business, by creating an incentive for them to remain in the employ of the Company and to work to the very best of their abilities for the achievement of the Company's strategic growth objectives. This purpose is intended to be accomplished under the Plan by granting Incentive Shares of the Company's Common Stock ("Common Stock") to such key personnel (in addition to their annual cash compensation, including extra salary payments) which, if performance objectives and/or service requirements with the Company are achieved, will permit them to share in the Company's success.

         2. Participants. Participants in the Plan shall be full time employees of the Company, its subsidiaries, or any other entities in which the Company has a significant equity or other interest as determined by the Committee (such other entities hereinafter referred to as "affiliates"), or of any subsidiary of its subsidiaries or affiliates, who may, but need not be, officers of the Company or of its subsidiaries, affiliates or divisions, who are determined by the Compensation and Human Resources Committee (the "Committee") of the Board, in its discretion, to be senior management personnel important to the growth of the Company, and to whom the Committee shall make any award under the Plan.

         3. Shares Covered by the Plan. The total number of Shares covered by the Plan shall be 2,500,000 shares of Common Stock as presently constituted, plus up to 700,000 shares reserved but not used under the 1988 Incentive Shares Plan. This number shall be adjusted to reflect subsequent stock dividends, stock splits, spin-offs, reverse stock splits and similar matters affecting outstanding shares of Common Stock. Shares not exceeding this number may be awarded as Performance Shares or Restricted Shares, each as hereinafter defined, in the discretion of the Committee. In the event any award of Shares is cancelled on account of termination of a Participant's employment, failure to meet performance objectives, or for any other reason, the Committee may again award the Shares cancelled to an existing or new Participant, unless dividends have been paid on such Shares, in which case such Shares may not again be awarded under the Plan.

         4. Performance Shares; Performance Period. The Committee, in its discretion, may award all or any part of the Shares covered by the Plan as units representing Performance Shares. Performance Shares shall not be issued at the time of award, but the award of units shall represent the right to receive payment (as determined by the Committee pursuant to Section 6 hereof)



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if specified performance objectives are achieved.  The performance objectives may be established from time to time by the Committee. Performance objectives need not be the same in respect of all Participants and may be established separately for the Company as a whole or for its various groups, divisions, subsidiaries and affiliates, all as the Committee may determine, in its discretion. The performance objectives may include growth in the Company's earnings per share, increases in Company sales, increases in the sale or profitability of a division, subsidiary or affiliate or any other growth measure the Committee may adopt. Except as provided in Section 11, hereof the performance period for which achievement of any performance objective shall be determined shall not be less than three years.

         Awards of Performance Shares may be conditioned on the Participant's continued employment by the Company or a subsidiary or affiliate over the performance period or in any other manner the Committee may determine.

         5. Performance Share Awards. Performance Share Awards shall be made pursuant to performance programs as follows:

               (a) Performance Programs; Initial Grants. After the approval of this Plan by the Board, the Committee shall establish one or more performance programs each with a specified objective and a specified performance period over which the specified objective is targeted for achievement. Participants may be awarded Shares in any one or more of the performance programs. Initial awards in any program shall be made to such number of Participants as determined by the Committee. In making its determination of who shall be Participants in any performance program the Committee shall take into account such factors as the Participant's level of responsibility, job performance, potential for growth, level and types of compensation and such other factors as the Committee deems relevant.

               (b) Subsequent Awards. During the term of the Plan additional Performance Shares may be awarded (subject to the maximum number provided for above) in the discretion of the Committee, either (i) to new Participants in the Plan or (ii) if circumstances of significant promotion or additional responsibility so warrant, to any one or more of the initial Participants in the Plan. In respect of such additional awards the Committee may make such adjustments therein as it may deem reasonable on account of any lesser period of participation in the program by the holder of any subsequent award.

               (c) Notice of Awards. Upon the making of any award by the Committee the Participant shall be advised of the number of Performance Shares awarded and of the terms of the award.

         6. Performance Share Payment. The payment amount which a holder of Performance Shares shall be entitled to receive if the applicable targeted performance objective is met shall be an amount equal to the market value of one share of Common Stock on the date of the expiration of the applicable performance period multiplied by the number of Performance Shares held. For the purposes hereof market value as of any date shall be the value as of said date as reasonably determined by the Committee.

         Notwithstanding the provisions of the foregoing paragraph, the Committee, in its discretion, may establish, at the time it establishes the targeted performance objective, a minimum performance target and may provide

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for payment on a reduced scale if the targeted performance objective is not achieved but the minimum performance target is met or exceeded. The Committee may not increase the amount of payment that would otherwise be paid upon attainment of a performance objective.

         Payment amounts may be paid in shares of Common Stock, in cash, or any combination thereof as determined by the Committee; provided, however, that in no event shall the aggregate number of shares of Common Stock issued in respect of Performance Shares plus the number of Restricted Shares issued under the Plan exceed the number specified in Section 3 (or as said number may be adjusted as hereinabove provided).

         7. Time of Payment. Subject to the provisions of the following paragraphs of this Section 7, distribution of amounts to which a Participant is entitled, because the applicable targeted performance objective is met, shall be made as soon as practicable after the holder of the Performance Shares becomes entitled thereto, unless payment of the Performance Shares is subject to specified vesting conditions after attainment of the performance objective, in which case payment shall be delayed until such vesting conditions have been satisfied.

         Prior to receipt of any award of Performance Shares under the Plan, a Participant shall be advised of the award proposed to be made and at such time may make an election to have distribution of any amount such Participant may be entitled to receive in respect of such Shares (whether in cash, in Common Stock, or a combination thereof) deferred until such year as the Participant may elect, after the year in which the amount would otherwise be paid, up to and including the year of retirement, and at the same time (prior to the time the award is made) may elect to have such amount paid in such deferred annual installments over such years as the Participant shall then specify. If a Participant elects any such deferral, the following rules shall apply to the deferred payment:

               (a)  Such election shall be irrevocable.

               (b) The right to such deferred payment shall be fully vested and nonforfeitable but shall be nonassignable, and any attempted transfer or assignment, or any pledge or other hypothecation of such right, shall be void and of no effect.

               (c) In the event of the death during the deferral period of a Participant who has elected a deferred payment, the unpaid balance of the deferred amount owing to such Participant at the time of death shall be distributed to the Participant's estate within six months of the date of death, irrespective of whether or not the deferral period elected has expired.

               (d) Until payment is made to a Participant of the full deferred payment to which such Participant is entitled, the Company will accrue for the account of the Participant during the period of deferral an amount equal to the dividends per share paid on Common Stock during such period multiplied by the number of Shares still unpaid and held for such Participant's account in accordance with the deferred payment election.
     At the time the Participant is entitled to receive any amount under the Plan, in accordance with the election, there shall also be paid to such Participant the accrued dividend equivalent amount, either in a lump sum

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     or in deferred annual installments as specified by such Participant at the time of the original deferral election.

         Notwithstanding any election of any Participant to receive payment under the Plan on a deferred basis as above provided, the Committee, in its sole discretion, may, at any time, in respect of all or any one or more Participants who have made such election, terminate such election and make immediate distribution of the amount to which the Participant is entitled; and the Committee, in its discretion, may amend the foregoing provisions hereof relating to the election of deferred payments and the rules applicable thereto if, in its judgment, the tax benefits intended by such provisions and rules will not be adversely affected.

         8. Conditions to Payments. Except as otherwise herein provided or determined by the Committee, a Participant, in order to be entitled to receive any payment on Performance Shares awarded, must be in the employ of the Company or a subsidiary or affiliate of the Company (or a subsidiary of a subsidiary or affiliate) on the expiration of the relevant performance period and must have been continuously in the employ of the Company or a subsidiary or affiliate (or a subsidiary of a subsidiary or affiliate) from the time of the award of the Performance Shares except for leaves of absence which may be approved by the Committee. No vested interest in any payment under the Shares shall accrue during the term of the performance period and no payment in respect of the Shares shall be required to be made to any Participant whose employment with the Company or a subsidiary or affiliate (or a subsidiary of a subsidiary or affiliate) is terminated, with or without cause, prior to the time such Participant is entitled to receive a distribution hereunder; provided, however,
(a) that if a Participant in the Plan retires upon the attainment of age 65 prior to the time such Participant is to receive distribution on any Performance Shares awarded, the amount of payment to such Participant shall be pro-rated in such manner as the Committee shall reasonably determine, and
(b) that the Committee, in its absolute discretion, may make such pro-rata or other payment (or no payment), as it may determine, to a Participant whose employment terminates (on account of death, disability or otherwise) prior to the time the Participant is entitled to receive distribution on Performance Shares and prior to the Participant's retirement at age 65. If termination is on account of death, the Committee may make payment of any distribution it authorizes to the Participant's surviving spouse, heirs or estate, as the Committee may determine.

         9. Other Incentive Shares. In addition to Performance Shares the Committee may grant to eligible Participants shares covered by the Plan which are not subject to performance programs or performance objectives. Such other share grants shall be Restricted Shares, forfeitable if the holder resigns or is discharged from the employ of the Company (or a subsidiary or affiliate, or a subsidiary of a subsidiary or affiliate, as the case may be) during a Restriction Period specified by the Committee, which shall be not less than three years from the date of the award. Such shares shall be forfeitable on such other terms and conditions as may be specified by the Committee in an award agreement which shall be signed by the Participant at the time of the award. After the grant of any such award the Committee, in its discretion, may waive any of the terms and conditions thereof and may reduce the Restriction Period applicable thereto; provided, however, that the Committee shall not reduce such period to less than three years; and provided further, however, that in the event any Change of Control (as hereinafter defined) shall occur the Restriction Period applicable to all Restricted Shares then outstanding

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shall be accelerated and be deemed to be satisfied so that the holders of such
Restricted Shares shall immediately, and without any action by the Committee, hold said Shares fully vested and without any continuing restrictions thereon, excepting, however, such restrictions, if any, as may then be applicable under state or federal securities laws.

        10. Committee Membership; Authority. The Plan shall be administered by the members of the Committee so long as it qualifies under the plan administration requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect from time to time. The Committee shall have plenary authority to interpret the Plan, to determine awards and the terms thereof, to establish any rules or regulations relating to the Plan which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and all Participants. In the event the Committee, by reason of changes in its membership, shall no longer be so qualified, the Board shall appoint a new committee to administer the Plan, whose members shall cause the committee to qualify under the plan administration requirements of Rule 16b-3.

        11. Determination of Achievement of Objectives. The Committee, in regard to any performance program adopted by it, shall determine whether any performance objective of any program has been met. In making this determination, the Committee shall apply the accounting results, as audited at the end of any fiscal year by the Company's independent certified accountants, but shall adjust such results for unusual, nonrecurring or extraordinary items to the extent such adjustments were preestablished by the Committee under
Section 4. Prior to making a Performance Share payment, the Committee shall certify in writing the achievement of the applicable performance objective(s) and the amount of payments to be made to each Participant.

         In the event of a Change in Control (as hereinafter defined) Participants then holding awards of Performance Shares shall be entitled to receive such Shares (or equivalent value), free of any conditions and as if the specified performance periods had elapsed and the performance objectives relating thereto had been fully achieved; and in this event the holders of Performance Shares shall be entitled to full payment therefor, 50% in Common Stock and 50% in cash, or in such other combination of stock and cash as determined by the Committee. For the purpose hereof the date of the expiration of the applicable performance period shall be deemed to be the date as of which any Change of Control shall occur.

        12. Amendment of Plan. The Committee shall have the authority to make amendments and revisions of this Plan, provided that no amendments or revisions of the Plan shall be made without the consent of the stockholders of the Company if such amendment or revision would materially

               (a) increase the benefits accruing to Participants under the Plan, or

               (b) increase the number of Shares which may be granted or securities which may be issued under the Plan, or

               (c) modify the requirements as to eligibility for participation in the Plan.

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         For the purpose of the preceding sentence, no revision shall be deemed to effect any material increase in the benefits accruing to Participants under the Plan unless, under rules, regulations or letter opinions of the Securities and Exchange Commission, such amendment would cause the exemption provisions of Rule 16b-3 under the 1934 Act to be inapplicable to the Plan.

         13. Payments in Common Stock; Source of Stock. It is anticipated that any shares of Common Stock delivered pursuant to the terms of the Plan will be Treasury shares of the Company acquired prior to or during the term of the Plan. The Committee, however, may instead utilize authorized but unissued shares of Common Stock; and, subject to the approval of this Plan by the stockholders of the Company, the Board and officers of the Company are authorized to take such action as may be necessary to provide for the issuance of any or all of the shares which may be necessary to satisfy the Company's obligations hereunder and to cause said shares to be listed on the New York and any other stock exchanges on which the Common Stock may at such time be listed.

         Shares of Common Stock delivered to Participants hereunder in satisfaction of Performance Share rights, and other Incentive Shares after the release of any conditions applicable thereto may nonetheless thereafter be restricted stock under the Securities Act of 1933, as presently amended, (the "1933 Act") and the certificates for such Shares may have a legend imprinted thereon restricting the resale, hypothecation or further transfer of said shares except in a registered offering or pursuant to an available exemption from registration.

         14. Additional Provisions. The following additional terms and provisions apply to the Plan:

               (a) The award of Performance Shares to a Participant in the Plan shall create no rights in such Participant as a shareholder of the Company until such time and to the extent that the Participant is delivered Shares of Common Stock in satisfaction of such Participant's Performance Share units. Holders of other Incentive Shares granted hereunder shall have such rights as are expressly provided for herein and in the terms of the award.

               (b) No adjustment shall be made in the Shares awarded on account of cash dividends which may be paid, or other rights which may be issued to, the holders of Common Stock during the term of the Plan except as stated in subparagraph (c) below.

               (c) In the event of stock dividends, stock splits, spin-offs, reverse stock splits or similar matters affecting outstanding shares of Common Stock during the term of the Plan, appropriate revision shall be made (i) in the targeted growth objectives of performance programs, and
     (ii) in the Shares awarded to reflect the effect of such stock dividend, stock split, spin-off, reverse stock split or similar matter on the interests of the Participants in the Plan.

               (d) No Participant in the Plan shall have any right as a Participant in the Plan to continue in the employ of the Company or of any of its subsidiaries for any period of time, or any right to a continuation of such Participant's present or any other rate of compensation; and such rights and powers as the Company now has or which it may have in the future to dismiss or discharge any Participant from employment or to

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     change the assignments of any Participant are expressly reserved to the
     Company.

               (e) The Committee may require the Company to withhold from any payment due to a Participant (under this Plan or otherwise) any amount necessary to satisfy income tax withholding requirements in respect of any payment due under this Plan; and for this purpose withhold cash and the Shares deliverable in respect of Performance Shares. Alternatively, the Committee may require the Participant to pay to the Company such cash amount or additional cash amount as may be necessary to satisfy withholding requirements in which case such Participant shall be entitled to receive delivery of all Shares due hereunder. Notwithstanding anything to the contrary contained herein, upon vesting of the Restricted Shares to a Participant, the Company shall withhold sufficient shares to satisfy its withholding obligations for federal, state and local income taxes on such payment.

               (f)  "Change of Control" as used in this Plan shall mean:

                     (i) The purchase or other acquisition (other than from the
                         Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the 1934 Act, (excluding, for this purpose, the Company or its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

                    (ii) Individuals who, as of the date hereof, constitute the
                         Board (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the 1934 Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or

                  (iii) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation would not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of

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                         directors of the reorganized, merged or consolidated
                         corporation's then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

         15. Term of Plan; Approval by Stockholders. The term of the Plan shall be for the period from the date of its approval by the Board until such time as the Board, in its discretion, elects to terminate the Plan or replace the Plan with a successor Plan. During the term of the Plan awards of Performance Shares may be made under performance programs with performance periods extending beyond the end of the term of the Plan and other Incentive Shares may be granted with conditions or restrictions extending beyond the end of the term of the Plan; but no new award of any Incentive Shares shall be made after the end of the term of the Plan. Restrictions in respect of Incentive Shares granted during the term of the Plan shall continue in effect after the termination of the Plan until they shall be satisfied or forfeited in accordance with their terms. This Plan shall be submitted for approval by the stockholders of the Company and unless so approved within one year from the date of approval of the Plan by the Board, this Plan shall not be effective for any purpose. Prior to the approval of the Plan by the stockholders of the Company, the Committee may make awards of Performance Shares or Restricted Shares to Participants but all such awards shall be conditioned upon stockholder approval of the Plan and if such approval is not obtained within the time herein provided such awards shall be void and of no effect.

         16. Non-Assignability. Rights under the Plan and in respect of Shares granted under the Plan are not transferable and may not be assigned or pledged by any Participant at any time, and no recognition shall be required to be given by the Company to any attempted assignment of any rights hereunder or of any attempted assignment of the Shares. This non-assignability shall not apply to any shares of the Common Stock delivered to Participants hereunder after such Shares shall be fully vested in the holder thereof, except as follows:

               (a) Shares of Common Stock issued in payment of Performance Shares to any Participant who is subject to Section 16 of the 1934 Act may not be assigned for a period of six (6) months after issuance.

               (b) The resale of shares of Common Stock may be restricted by reason of the 1933 Act as set forth in Section 13 hereof.

If payment of Shares to a Participant is accelerated prior to vesting pursuant to Section 4, and if the Participant is subject to Section 16 of the 1934 Act, such Shares shall be non-transferable for a period of six (6) months after they became fully vested.

        17. Plan a Part of Continuing Compensation Program. This Plan is a part of a continuing program of incentive compensation for senior managerial personnel of the Company and is expected to be supplemented or continued in effect after the term hereof by an additional plan or plans as approved by the Board or stockholders of the Company.

        18. Separability of Provisions. With respect to Participants subject to Section 16 of the 1934 Act, this Plan and transactions hereunder are intended to comply with all applicable provisions of Rule 16b-3 or its successors. To the extent that any provision of the Plan or action of the

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Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

                              * * *

         The foregoing is the full text of the Third Amendment to the Emerson Electric Co. 1993 Incentive Shares Plan, as approved by the Compensation and Human Resources Committee of the Board of Directors of Emerson Electric Co. effective as of the date the Plan was originally adopted.

















































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